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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 28, 2000
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                                DDi CAPITAL CORP.
                          DYNAMIC DETAILS, INCORPORATED
              (Exact Name of Registrants as Specified in Charters)


                                                                33-0780382
       CALIFORNIA                      333-41187                33-0779123
      (State or Other                  333-41211             (I.R.S. Employer
Jurisdiction of Incorporation)  (Commission File Number)    Identification Nos.)

                  1230 Simon Circle, Anaheim, California  92806
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               (Address of Principal Executive Offices) (Zip Code)



      Registrants' Telephone Number, including Area Code:  (714) 688-7200
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ITEM 5.   OTHER EVENTS

On January 28, 2000, DDi Corp., the ultimate parent of the registrants, filed an S-1 registration statement with the Securities and Exchange Commission relating to the proposed initial public offering of its common stock. DDi Corp. intends to use the net proceeds from the offering to reduce indebtedness, including a redemption of a portion of the 12 1/2% senior discount notes issued by DDi Capital Corp. and the repayment of a portion of the indebtedness of Dynamic Details, Incorporated, under its senior credit facility.










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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the city of Anaheim, state of California, on this 2nd day of February, 2000.



                                DDI CAPITAL CORP.


                                By: /s/ JOSEPH P. GISCH
                                   ---------------------------------------------
                                   Name: Joseph P. Gisch
                                   Title: Vice President and
                                          Chief Financial Officer


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the city of Anaheim, state of California, on this 2nd day of February, 2000.


                               DYNAMIC DETAILS, INCORPORATED


                               By: /s/ JOSEPH P. GISCH
                                  ----------------------------------------------
                                  Name: Joseph P. Gisch
                                  Title: Vice President and
                                         Chief Financial Officer










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